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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in the Registration Statement on Form S-3 of Enhance Financial Services Group Inc. of our report dated March 3, 1997, appearing in the Annual Report on Form 10-K of Enhance Financial Services Group Inc. and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

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
New York, New York                                        DELOITTE & TOUCHE LLP
March 12, 1998
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